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                                                                    Exhibit 99.8

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Annual Report on Form 10-K for the Year Ended December 31, 2002 by ENGlobal Corporation, each of the undersigned hereby certifies that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

                                          /s/ Michael L. Burrow
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                                        Michael L. Burrow
                                        Chairman and Chief Executive Officer

                                           /s/ Robert W. Raiford
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                                        Robert W. Raiford
                                        Treasurer and Chief Financial Officer